Exhibit 99.1

Lender Presentation May 7, 2014

Confidential Y G R OLUTIONS E N E S Special Notice Regarding Publicly Available Information 22 ENERGYSOLUTIONS HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS DOCUMENT IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO ENERGYSOLUTIONS OR ITS SECURITIES FOR PURPOSES OF UNITED STATES FEDERAL AND STATE SECURITIES LAWS. THE RECIPIENT OF THIS DOCUMENT HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO ENERGYSOLUTIONS OR ITS SECURITIES AND ACKNOWLEDGES THAT OTHER RECIPIENTS MAY HAVE RECEIVED A DOCUMENT THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO ENERGYSOLUTIONS OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER ENERGYSOLUTIONS NOR THE ARRANGERS TAKE ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF ENERGYSOLUTIONS AND THE CREDIT FACILITIES. 2

Forward Looking Statements Disclaimer

Some of the statements herein constitute "forward-looking statements" that do not directly or exclusively relate to historical facts. These forward-looking statements reflect Energy*Solutions*' intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks (including regulatory risks), uncertainties and other factors, many of which are outside of Energy*Solutions*' control. Important factors that could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements include known and unknown risks. Because actual results could differ materially from our intentions, plans, expectations, assumptions and beliefs about the future, all forward-looking statements contained herein should be viewed with caution. We do not undertake any obligation to any recipient hereof (a "Recipient"), or to any Recipient's affiliates or such Recipient's or its affiliates' respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives"), to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Energy*Solutions* does not guarantee to any Recipient or its Representatives the accuracy or completeness of information which is contained in this document (including information which is stated to have been obtained from or is based upon trade and statistical services or other third party sources). Any data on past performance, modeling or back-testing contained herein is no indication as to future performance. No representation is made to any Recipient or its Representatives as to the reasonableness of the assumptions made within or the accuracy or completeness of any modeling or back-testing. All opinions and estimates are given as of the date hereof and are subject to change. The information in this document is not intended to predict actual results and no assurances are given with respect thereto. In addition, the information in this document does not purport to be all-inclusive or to contain all of the information that a prospective lender or participant may consider material or desirable in making its decision to become a lender. Each Recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the proposed credit facilities and the transactions contemplated thereby and the creditworthiness of Energy*Solutions*. By its acceptance of this document, each Recipient represents that it is sophisticated and experienced in extending credit to entities similar to Energy*Solutions*. The information and data contained herein are not a substitute for the applicable Recipient's independent evaluation and analysis and should not be considered as a recommendation by Energy*Solutions*, any Arranger or any of the respective affiliates of any of the foregoing, or any of the respective partners, directors, officers, employees, agents, advisors and other representatives of any of the foregoing, that any Recipient enter into the proposed Credit Facilities.

Each Recipient acknowledges that this document is confidential and contains sensitive and proprietary information and agrees, for the benefit of Energy*Solutions*, the Arrangers and their respective affiliates, that it shall use this document solely for the purposes of considering its possible participation in the Credit Facilities and that it shall keep this document confidential; provided however that (i) it may make any disclosure of such information to which Energy*Solutions* gives its prior written consent and (ii) any of such information may be disclosed on a confidential basis to it and its Representatives (it being understood that such Representatives shall be informed by such Recipient of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of this provision). Each Recipient agrees to be responsible for any breach of this provision that results from the actions or omissions of its Representatives. Representatives shall use this document solely for the purposes of analyzing the transaction contemplated by this document.

A Recipient shall be permitted to disclose this document in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization having or claiming to have jurisdiction) or in connection with any legal proceedings. Each Recipient agrees that it will notify the Arrangers and Energy*Solutions* as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), and give them the opportunity to object to such disclosure and seek a protective order, unless such notification shall be prohibited by applicable law or legal process.

A Recipient shall have no obligation hereunder with respect to this document to the extent that such information (i) is or becomes publicly available other than as a result of a disclosure by such Recipient or any of its Representatives in violation of this agreement, or (ii) was within such Recipient's possession prior to its being furnished pursuant hereto or becomes available to such Recipient on a non-confidential basis from a source other than Energy*Solutions*, the Arrangers or the respective representatives of any of the foregoing, provided that the source of such information was not known by such Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to Energy*Solutions* or any other party with respect to such information.

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Confidential

Non-GAAP Financial Information

Energy*Solutions* does not, as a matter of course, publicly disclose projections of future revenue, earnings or other financial performance of the type disclosed below.

These historical financial data, financial projections and financial forecasts were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, the IFRS or U.S. GAAP and do not, and were not intended to, act as public guidance regarding Energy*Solutions*' future financial performance. Deloitte & Touche LLP, Energy*Solutions*' independent registered public accounting firm, has not examined or compiled or performed any procedures on any of the historical financial data or financial projections, expressed any conclusion or provided any form of assurance with respect to the historical financial data or financial projections and, accordingly, assumes no responsibility for them. The inclusion of this information in this presentation should not be regarded as an indication that Energy*Solutions* or any recipient of this information considered, now considers or will consider this information to be necessarily predictive of future results. Energy*Solutions* does not intend to update or otherwise revise the historical financial data or financial projections to correct any errors existing in such historical financial data or financial projections when made, to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the historical financial data or financial projections are shown to be in error.

Although presented with numerical specificity, the financial projections and forecasts included in this presentation are based on numerous estimates, assumptions and judgments (in addition to those described above) that may not be realized and are inherently subject to significant business, economic and competitive uncertainties and contingencies related to factors, such as our ability to obtain and comply with federal, state and local government permits and approvals; the politically sensitive environment in which we operate, the risks associated with radioactive materials and the public perception of those risks; the effects of environmental, health and safety laws and regulations governing, among other things, discharges to air and water, the handling, storage and disposal of hazardous or radioactive materials and wastes, the remediation of contamination associated with releases of hazardous substances and human health and safety; the availability and allocation of government funds to performance of existing government contracts in our industry and any future government contracts; our deferred tax assets for net operating loss carry-forwards and research and development tax credits; the continued operation of, and adequate capacity at, our Clive, Utah disposal facility; factors associated with our international operations; our ongoing business relationships with significant government and commercial customers; our license stewardship arrangement with Exelon; our ability to obtain the financial support, including letters of credit and bonding, necessary for us to win certain types of new work; industry performance; general business, economic, market and financial conditions; and the other factors listed in this presentation under the section entitled "Forward Looking Statements Disclaimer," which are difficult to predict and most of which are beyond the control of Energy*Solutions*. These or other factors may cause the financial projections or the underlying assumptions and estimates to be inaccurate. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. The financial projections also do not take into account any circumstances or events occurring after the date they were prepared. The inclusion of the financial projections and forecasts in this presentation shall not be deemed an admission or representation by Energy*Solutions* that such information is material. **The inclusion of the projections should not be regarded as an indication that Energy*Solutions* considered or now considers them to be a reliable prediction of future results and you should not rely on them as such.** Accordingly, there can be no assurance that the financial projections will be realized, and actual results may vary materially from those reflected in the projections. You should read the section entitled "Forward Looking Statements Disclaimer" for additional information regarding the risks inherent in forward-looking information such as the financial projections.

Certain of the historical financial data and financial projections set forth herein may be considered non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-U.S. GAAP financial measures as used by Energy*Solutions* may not be comparable to similarly titled amounts used by other companies.

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Confidential

Confidential Y G R OLUTIONS E N E S Presenters . David Lockwood, CEO . Greg Wood, CFO 5 Y G R OLUTIONS E N E S . Whit Marshall, Managing Director . Pramod Raju, Vice President . Tyler Reeder, Partner

Confidential Y G R OLUTIONS E N E S Agenda I. Transaction Overview II. Company Overview III. Key Credit Highlights IV. Financial Review V. Summary of Terms and Transaction Timeline VI. Appendix 6

Confidential Y G R OLUTIONS E N E S I. Transaction Overview 7

Confidential Y G R OLUTIONS E N E S . Energy Capital Partners ("ECP") acquired EnergySolutions, Inc. ("ES" or the "Company") in May 2013 in a take-private transaction - Approximate $1.2Bn enterprise value (@ $4.15/share) - Stepped into existing capital structure at closing . Leading private equity firm focused on investing in North America's energy infrastructure having raised over $13Bn in capital commitments . Investment opportunity to acquire market leader and owner of critical environmental infrastructure assets for the global nuclear industry . ECP invested $415MM of equity in the transaction, one of its largest investments to date . Investment strategy to de-leverage business and position Company for future growth - Debt reduced to $653MM at Q1 2014 from $810MM at time of ECP acquisition . Since acquisition close, ES has had solid financial performance consistent with expectations - LTM 03/31/2014 Adjusted EBITDA of $160MM - Refocused strategy around core Company assets amidst growing nuclear decommissioning market - Streamlined corporate structure, achieving $40MM in operating cost reductions annually - Reduced debt through strong cash flow from operations and release of restricted cash 8 Background

Confidential Y G R OLUTIONS E N E S . ES plans to refinance its existing debt in order to reduce interest expense, improve operational flexibility and position the business for future growth - Debt sized to replace both tranches of existing debt and associated breakage costs, no dividend to ECP from refinancing proceeds . Pre-acquisition leverage ratio of 5.5x; 4.4x pro forma for refinancing . The Company’s streamlined financing structure will feature the following: - $125MM 5 year revolver due 2019 - $700MM 7 year 1st lien term loan due 2021 . Pro forma for the transaction, ES will reduce its cash interest expense by ~$13MM compared to its current capital structure and by ~$24MM compared to the capital structure at the time ECP acquired ES . Separately and substantially concurrently with this transaction, ECP expects to replace the existing cash collateralized letter of credit issued to Exelon in connection with the Zion project with a new letter of credit backed by ECP - Satisfies the Company’s obligation to post such project related letter of credit - The existing cash collateral will then be released to ECP and all reimbursement and collateral posting obligations under such letter of credit will be satisfied by ECP and not ES 9 Transaction Overview

Sources & Uses and Pro Forma Capitalization

ENERGYSOLUTIONS

Funded Sources	($MM)
Revolver	–
New 1st Lien Term Loan	700
Total Sources	**$700**

Funded Uses	($MM)
Retire Term Loan B	353
Retire Senior Notes	300
Fees, Breakage Costs & General Corporate Purposes	47
Total Uses	**$700**

Pro Forma Capitalization

($MM)	Acquisition Close [1] 05/24/13	March 2014	3/31/14 Pro Forma	LTM 03/31/14 Adj. EBITDA	% of PF Capitalization
Unrestricted Cash	$140	$65	$65	0.4x	
Restricted Cash	311	206	4 [3]	0.0x	
Revolver [2]	--	--	--	--	
Existing Term Loan B	510	353	--	--	
New 1st Lien Term Loan		--	700	4.4x	62.8%
Total 1st Lien Debt	**$510**	**$353**	**$700**	**4.4x**	**62.8%**
Existing Senior Notes	300	300	--		
Total Debt	**$810**	**$653**	**$700**	**4.4x**	
Annual Cash Interest Expense	*71*	*60*	*47* [3]		
Total Shareholders Equity		415	415	2.5x	37.2%
Total Capitalization		**$1,068**	**$1,115**	**7.0x**	**100.0%**
Adj. EBITDA	$145	$160		$160	
Leverage Metrics					
Total Debt/ Adj. EBITDA	5.5x	4.1x		4.4x	
(Total Debt – Unrest. Cash) / Adj. EBITDA	4.6x	3.7x		4.0x	

EnergyCapital → March 2014; Proposed Transaction → 3/31/14 Pro Forma

Notes

1. Reflects values as of 3/31/2013
2. Existing $105MM revolver has approximately $65MM of outstanding letters of credit issued against it (as of 3/31/2014). Pro forma for the transaction, new $125MM revolver will have availability of approximately $60MM
3. Assumes ES replaces existing Zion-related letter of credit to Exelon with ECP-backed letter of credit

Confidential

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Confidential Y G R OLUTIONS E N E S II. Company Overview 11

Confidential Y G R OLUTIONS E N E S . Worldwide leader in environmental stewardship and plant decommissioning for the nuclear industry . Company’s assets and services are critical to nuclear sector - Primary focus: low-level radioactive waste ("LLRW") . Owns and operates logistics, processing and disposal facilities for LLRW - Largest commercial Class A LLRW disposal site in the U.S. (Clive) - Largest LLRW processing asset in the U.S. (Bear Creek) - Largest LLRW logistics and transportation fleet (Hittman) . Industry-leading technologies: wastewater treatment, vitrification, casking, etc. . Large blue-chip and diversified customer base: large nuclear utilities, DOE, DOD, U.K. NDA among others . Life-of-plant contracts with 84 reactors in the U.S. . Over 90% of revenue derived from cost-reimbursable or unit-rate contracts 12 EnergySolutions Snapshot

Confidential Y G R OLUTIONS E N E S 13 Market Overview . ES focuses exclusively on the "Back End" of the Nuclear Fuel Cycle . Back End-related businesses enjoy stable and highly visible revenue and profit streams given recurring nature of spend by utilities and government "FRONT END" "BACK END" EnergySolutions Focus . U.S. - 99 operating nuclear reactors - 6 shuttered reactors awaiting D&D - Significant legacy of government nuclear clean-up spending . Global - More than 400 reactors worldwide - Safety concerns from Fukushima

Segment Overview

ENERGYSOLUTIONS

Logistics, Processing & Disposal

- LLRW disposal and processing
- Largest commercial radioactive waste disposal facility in the U.S. (Clive)
- Largest LLRW processing assets in North America (Bear Creek)
- Largest North American logistics network for handling LLRW (Hittman)
- Recent Semprasafe acquisition brings Class B & C LLRW treatment and related assets in-house

Projects, Products & Technology

- Global decontamination and decommissioning ("D&D") services including significant services activity in the U.S (Zion, San Onofre decommissioning)
- Includes U.S. government business (largely DOE and DOD clean-up projects)
- Global reactor decommissioning expertise (U.S., E.U., Asia)
- Provide critical products and technologies such as water treatment and vitrification solutions (including Fukushima)

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Confidential

LP&D Segment Overview

LP&D

Logistics	Processing	Disposal
• Fully integrated transportation and logistics services for radioactive applications across the U.S. and Canada • Largest dedicated fleet of tractors, trailers, railcars and shipping containers	• The most diverse capabilities in the U.S. for handling, treating and processing of LLRW • Owns or operates multiple processing facilities in Tennessee and a facility in Ontario, Canada • Recently acquired Studsvik's processing facilities to treat Class B & C LLRW	• Largest commercial Class A LLRW disposal site in the U.S., located in Clive, UT



Brampton Processing Facility Ontario, Canada
Clive, UT Disposal Site
Bear Creek Operations, Oak Ridge, TN
Erwin, TN Processing Facility
Memphis, TN Operations
Gallagher Operations, Kingston, TN
Semprasafe, Memphis, TN
Processing
Disposal

Confidential

15

Confidential Y G R OLUTIONS E N E S LP&D Segment Overview (cont’d) 16 Clive Bear Creek . Largest commercial Class A LLRW disposal site in the U.S. creates significant barriers to entry . Handles over 95% of the Class A LLRW disposed of by U.S. commercial entities . LLRW disposed at Clive comes primarily from the clean-up activities of contaminated sites and from the routine operations of utilities, industrial sites and the government . Over 30 years of estimated remaining capacity under current permits . 20 years of proven experience in treatment and disposal of complex waste streams . Largest privately held commercial facility for the processing of radioactive material in the U.S. . Only commercially licensed radioactive metals recycling furnace and the largest LLRW incinerators in the U.S. . Treats >25MM pounds of LLRW annually . Has the most diverse capabilities in the U.S. for handling, treating and processing liquid and solid radioactive materials . Offers innovative technologies for radioactive material volume reduction including smelting, incineration and compaction up to 200 to 1 volume reduction LP&D

PP&T Segment Overview

ENERGYSOLUTIONS

	Projects	
	Commercial	**Government**
Description	▪ On-site waste management services to prepare waste streams for more efficient on-site storage and/or compliant packaging and transport to an authorized disposal facility ▪ D&D of commercial nuclear power plants, test reactor facilities, nuclear research laboratories, fuel cycle/fabrication facilities and industrial facilities ▪ Large component removal and disposition ▪ Radioactive material characterization and management ▪ Site remediation and restoration ▪ Emergency response	▪ Customized service solutions for unique DOE and Federal projects – Facility operations – Materials management – Recycling and equipment disposition – Professional engineering services – Radioactive materials preparation, profiling, processing, treatment and disposal – Transportation and logistics – Emergency response
Examples	▪ ES is currently decommissioning Exelon's Zion Nuclear Power Station – Among largest nuclear plant D&D projects ever commissioned – In year 4 of a 10-year project – ES assumed NRC licenses and all plant assets and liabilities from Exelon – including trust funds – Unique opportunity to bulk ship waste to the Clive facility – Remediated site will be returned to Exelon upon completion of the project	▪ Hanford Site Operations (DOE) – Manage ~53MM gallons of radioactive and chemical waste until it can be prepared for disposal as well as provide environmental services ▪ Oak Ridge Operations – Management and disposition of the site's highly radioactive uranium stockpile ▪ Savannah River Site Operations (DOE) – Management and disposition of hazardous and radioactive solid waste and high-level liquids waste ▪ Historically managed U.K. NDA's Magnox site; remediation work expected to grow at U.K. NDA's Sellafield site

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Confidential

PP&T Segment Overview (cont'd)

ENERGYSOLUTIONS

Products & Technology

Description

- Provide expertise, technology, systems and equipment used to process millions of gallons per year of radioactively contaminated liquids generated by operating nuclear plants
- Other products/services include:
  - Chemical and process engineering
  - Dry fuel storage services
  - Transport of medical isotopes
  - Nuclear engineering and radiological safety
  - Vitrification



Containers

Examples

- ES is part of a consortium with Toshiba to clean up Fukushima
  - Proprietary and commercialized water treatment technology critical to Fukushima clean-up
- Waste management systems for up to eight new reactors being developed by China Power Investment Corporation
- Onsite management of LWP at majority of U.S. reactors
- Design and supply a liquid waste processing system for two new reactors at Yangjiang in Guangdong Province, China



Liquid Processing Equipment

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Confidential

Confidential Y G R OLUTIONS E N E S III. Key Credit Highlights 19

Key Credit Highlights

ENERGYSOLUTIONS

1. Proven Track Record
2. Non-Replicable Asset Base
3. Differentiated Capabilities
4. Long-term, Trusted Provider to Blue-Chip Customers
5. Strong Position in Compelling End Markets
6. De-Risked Financial Model Yields Sustainable Cash Flow
7. Strong Management Team and Financial Sponsor Support

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Confidential

Confidential Y G R OLUTIONS E N E S 21 Proven Track Record 21 . Since ECP’s acquisition, management has made significant progress against key strategic initiatives including: - Reduced total debt by $157MM from $810MM to $653MM in under one year - Refocused business strategy to take advantage of Company’s unique assets and nuclear service capabilities - Streamlined corporate structure into two operating segments to more efficiently identify, evaluate and oversee strategic initiatives and allocate resources - Captured $40MM in permanent operational cost savings annually - Executing on new decommissioning opportunities including at Sellafield in the U.K. and San Onofre in California - Executed Studsvik/Semprasafe acquisition to expand attractive Class B & C LLRW market opportunity . ECP’s partnership and equity investment have improved relationships with customers, financial counterparties and joint venture partners, spurring growth, enhancing cash flow and materially reducing the Company’s overall risk profile

Confidential Y G R OLUTIONS E N E S 22 Clive Bear Creek . Largest and most comprehensively licensed commercial radioactive waste disposal facility in the U.S. - Proven environmental and safety record - Unique geological properties . Consistent volume and revenue flows at Clive driven by strong base of life-of-plant and long-term government and commercial contracts . Low capital expenditure requirements and low variable cost base drive high EBITDA margins and significant free cash flow generation - Spike in waste volumes from the government under ARRA demonstrated Clive’s operating leverage. The Company expects to be able to handle large increases in waste volumes associated with reactor decommissionings with minimal increase in labor . Highly consistent historical waste receipts. Services rendered at Bear Creek critical to environmental and national security - Facilitates revenue and cash flow stability regardless of economic environment . Clear revenue visibility from existing life-of-plant and long-term commercial and government waste processing contracts . Significant operating leverage drives meaningful profitability on marginal waste receipts - Low variable cost base driven by low-labor force requirements and highly automated processes Non-Replicable Asset Base

Confidential Y G R OLUTIONS E N E S Differentiated Capabilities Y G R OLUTIONS E N E S 23 Experienced Human Capital . 810 experienced scientists and engineers, plus 280 radiation and safety professionals in an industry with a scarcity of talent . Highly differentiated experience on global D&D projects – Only company actively decommissioning a nuclear power plant in the U.S. . Long-term track record and credentials critical in global nuclear industry . Right mix of industry and operating expertise . Best-in-class management team with decades of operating experience Leading Products, Technologies and Services Mission critical services to support commercial and government customers . Comprehensive nuclear processing technology – owns or licenses approximately 142 patents . Innovative nuclear systems and components for government and commercial customers . Technology solutions for mission critical applications (e.g. water treatment technology needed by Fukushima) . Global reactor decommissioning experts – Possess most up-to-date intellectual property and database for reactor decommissioning

Confidential Y G R OLUTIONS E N E S 24 Long-term, Trusted Provider to Government Representative Clients . DOE responsible for large footprint of legacy nuclear sites requiring significant and consistent long-term spend - DOE has annual budget of approximately $6Bn for clean-up of the massive legacy nuclear complex in the U.S. . Long track-record providing technological expertise and human capital at the DOE’s highest priority sites - ES manages approximately 450 employees at various DOE sites . Key government contracts include Hanford, Oak Ridge and Savannah River DOE sites 5.7 6.0 6.0 6.0 5.7 5.8 6.0 5.6 0 5 10 15 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 Appropriations ARRA Requested $Bn Notes 1. EM stands for Environmental Management – Division of DOE that oversees the remediation of sites contaminated by defense and civilian activities 2. The American Recovery and Reinvestment Act of 2009 (2) DOE Annual EM (1) Spend DOE Site USACE FUSRAP Army Air Force Navy DOD Rad Location of Major U.S. and Federal Government Nuclear Sites

Confidential Y G R OLUTIONS E N E S 25 . Blue-chip U.S. utilities operate installed base of 99 U.S. reactors - 84 reactors in the U.S. are “life-of-plant” customers - Customer base characterized by very strong credit worthiness . Generates consistent volumes of LLRW that require processing and disposal within a highly regulated industry . Stable source of recurring revenue “Life-of-Plant” Contracts Customer No. of Reactors Arizona Public Service 3 Constellation 5 Dominion 7 Duke 7 Entergy 11 Exelon 17 First Energy 4 Florida Power and Light Co. 8 Progress 5 Southern California Edison 2 Southern Nuclear Operating 6 STP 2 TXU 2 Other 5 Total 84 Representative Clients And Blue-Chip Commercial Customers CT 1 2 3 4 1 2 2 3 1 1 2 1 3 2 4 6 1 1 2 4 2 5 4 9 2 11 4 4 5 7 Operating Reactor Number of Operating Nuclear Power Reactors/State FL IL MS NM MD TX OK KS NE SD ND MT WY CO UT ID AZ NV WA CA OR KY NY PA MI NH MA VA WV OH IN NC TN SC AL AR LA MO IA MN WI GA NJ DE ME RI

Strong Positioning in Compelling End Markets

Decommissioning Activity Accelerating

ENERGYSOLUTIONS

Retired, Announced and At High-Risk Plants

Plant	MW	NDT Balance[1] ($MM)	State	Owner	Status	Year
Three Mile Island II	906	530	PA	Exelon	Retired	1979
LaCrosse	165	108	WI	Dairyland	Retired	1987
San Onofre Unit 3	1,080	1,890	CA	SCE	Retired	2013
San Onofre Unit 2	1,070	1,666	CA	SCE	Retired	2013
Crystal River	860	687	FL	Progress	Retired	2013
Kewaunee	566	578	WI	Dominion	Retired	2013
Vt. Yankee	620	543	VT	Entergy	Announced	2014
Oyster Creek	636	814	NJ	Exelon	Announced	2019
Clinton	1,078	435	IL	Exelon	At High-Risk	N/A
Davis-Besse	894	478	OH	FirstEnergy	At High-Risk	N/A
Fitzpatrick	855	618	NY	Entergy	At High-Risk	N/A
Ft. Calhoun	484	267	NE	OPPD	At High-Risk	N/A
Ginna	610	303	NY	CENG	At High-Risk	N/A
Indian Point Unit 1, 2, 3	1,006	1,323	NY	Entergy	At High-Risk	N/A
Millstone 2, 3	2,103	909	CT	Dominion	At High-Risk	N/A
Nine Mile Point 1, 2	1,773	781	NY	CENG	At High-Risk	N/A
Palisades	793	307	MI	Entergy	At High-Risk	N/A
Pilgrim	685	725	MA	Entergy	At High-Risk	N/A
Total	**16,184**	**12,962**				

Note
1. Represents balances as of 12/31/2013, exclusive of returns from on-going trust investments

Recent Street / Industry Commentary

- "When asked if the San Onofre plant should restart after those safety issues were fixed, the activists responded in unison: the facility should be shutdown permanently"
  - *Southern California Public Radio, April 2012*
- "All 104 nuclear power reactors now in operation in the United States have a safety problem that cannot be fixed and they should be replaced with newer technology... continuing to put Band-Aid on Band-Aid is not going to fix the problem"
  - *Gregory Jaczko, Former NRC Chairman, April 2013*
- "They've gone from that high-water mark to a point at which … we're actually seeing the closing of a few operating plants, which was unthinkable even a few years ago"
  - *Peter Bradford, Law Professor and Former NRC Member, May 2013*
- "The recent retirements are the first since 1998. Decisions to retire the units involved concerns over maintenance and repair costs and declining profitability."
  - *EIA, July 2013*
- "As some (nuclear) plants are closing, it's clear that waste management is becoming an increasingly important issue"
  - *Allison Macfarlane, NRC Chairman, September 2013*
- "Low power prices led by depressed gas and lack of visible heat rate expansion are creating unique structural headwinds for merchant nuclear fleet in the US"
  - *Citi, September 2013*
- "Extremely long and uncertain reviews by the NRC have resulted in early retirements rather than life extensions. And, low or flat electricity demand and low natural gas prices resulting from the shale gas revolution made the economics of new nuclear power tenuous to the point where some operators have even canceled relatively low-cost "uprate" projects that would increase capacity at existing plants."
  - *Institute for Energy Research, October 2013*
- "If we cannot find a solution, we would move toward the option of closing (nuclear) plants... we would focus on other technologies and businesses we can be good at and grow in"
  - *Kenneth Cornew, CEO of Exelon Generation, April 2014*

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Confidential

Confidential Y G R OLUTIONS E N E S 27 . U.K.’s Sellafield site represents an attractive opportunity – approximately $2.5Bn annual spend . ES is a leader in liquid waste processing, from treating water at Fukushima to designing systems for new nuclear plants . Reactor decommissioning experience/expertise leading to new opportunities in the U.K., Belgium, Germany and Japan 1 2 3 Strong Positioning in Compelling End Markets (cont’d) Belgium 3 Germany 3 Japan 2 United Kingdom 1 China 2 3 ES Positioned to Capitalize on International Market Dynamics 3

Confidential Y G R OLUTIONS E N E S 28 Unique LP&D Assets Visible, Long-term Contracts . ES’ strategic, non-replicable LP&D asset base fulfils customers’ required, recurring need for nuclear processing and disposal services . Stable base of recurring cash flow . High operating leverage . Customer base of large utilities and government agencies drives highly visible, long-term contracted revenue streams . Low counterparty credit risk 147 135 163 24 20 15 0 50 100 150 200 2011 2012 2013 Adj. EBITDA CapEx Adj. EBITDA and Capital Expenditures ($MM) 123 115 148 0 50 100 150 200 2011 2012 2013 Unlevered Free Cash Flow(1) ($MM) Note 1. Unlevered Free Cash Flow = Adj. EBITDA – Capital Expenditures De-Risked Financial Model Yields Sustainable Cash Flow

Confidential Y G R OLUTIONS E N E S Name Position Nuclear Industry Experience David Lockwood President and CEO 2 Years Greg Wood Executive VP and CFO 2 Years Mark Morant President, PP&T 26 Years Alan Parker COO, PP&T 36 Years John Christian Co-President, LP&D 35 Years Ken Robuck Co-President, LP&D 33 Years Russell Workman General Counsel 5 Years Brent Shimada SVP Human Resources 3 Years 29 Strong Management Team and Financial Sponsor Support 29 . ES’ senior management represents a broad group of individuals with significant experience in the nuclear services industry and proven ability to effectively navigate complex regulatory and political environments . Collectively, senior management has approximately 142 years of combined nuclear industry experience

Confidential Y G R OLUTIONS E N E S IV. Financial Review 30

Financial Model Building Blocks

ENERGYSOLUTIONS

LP&D Asset Base Driving Consistent Revenues

- Stable, consistent revenues driven by strong base of long-term contracts
- Visible waste stream dedicated to the Company through life-of-plant contracts
- Low variable cost base drives high EBITDA margins
- Significant incremental margin to additional volumes

+

Visible PP&T Contracts

- Backlog of existing long-term contracts plus pipeline of new long-term opportunities
- Annual U.S. government spend of ~$6Bn on projects related to nuclear site clean-up
- U.K. Magnox contract expiration expected by Sept 2014; reduction of project's consolidated revenue ($1Bn+ annually)
- Rapid growth in U.K. Sellafield remediation offsetting limited go forward loss of Magnox EBITDA

+

Attractive Growth Opportunities

Operational

- Improve utilization of LP&D asset base

Existing Capabilities

- Capitalize on increased D&D activity globally
- Leverage Fukushima experience and technology to other customers and markets

New Markets

- Penetrate the high-value Class B & C LLRW market

+

Financial Improvement

- Interest savings resulting from the refinancing
- Higher margins due to end of Magnox contract consolidation accounting[1]

Note
1. ES consolidated ~$1.2Bn of Magnox revenue in 2013

Confidential

31

Confidential Y G R OLUTIONS E N E S 52 47 11 35 0 20 40 60 80 100 2011 2012 2013 LTM 3/31/14 Historical Financial Performance Revenue Adjusted EBITDA (1) ($MM) Capital Expenditures Free Cash Flow (2) ($MM) ($MM) 32 ($MM) Notes 1. Adjusted EBITDA excludes equity-based compensation expense and, non-cash accretion expense, plus or minus nuclear decommissioning trust fund gains or losses net of management fees, changes in ARO cost estimates, restructuring costs and one-time settlements and other non-recurring charges 2. Free Cash Flow = Operating Cash Flow – Capex 3. Adjusted for acquisition related and other non-recurring charges 1,816 1,808 1,804 1,755 1,500 2,000 2011 2012 2013 LTM 3/31/14 147 135 163 160 100 150 200 2011 2012 2013 LTM 3/31/14 24 20 15 13 0 10 20 30 40 50 2011 2012 2013 LTM 3/31/14 (3) 58 83(3)

Confidential Y G R OLUTIONS E N E S 6.0 6.0 1.5 5.4 12.0 13.0 3.1 9.2 0.0 5.0 10.0 15.0 20.0 25.0 2011 2012 2013 LTM 3/31/14 Historical Credit Metrics Leverage Ratio Free Cash Flow (1) / Debt Adj. EBITDA (2) / Interest (Adj. EBITDA (2) – Capex) / Interest 33 Total Debt / Adj. EBITDA (Total Debt – Total Cash) / Adj. EBITDA Free Cash Flow / Total Debt Free Cash Flow / (Total Debt – Total Cash) Notes 1. Free Cash Flow = Operating Cash Flow – Capital Expenditures 2. Adjusted EBITDA includes equity-based compensation expense and, non-cash accretion expense, plus or minus nuclear decommissioning trust fund gains or losses net of management fees, changes in ARO cost estimates, restructuring costs and one-time settlements and other non-recurring charges 3. Adjusted for acquisition related and other non-recurring charges 5.6 6.0 4.5 4.1 2.8 2.7 2.2 2.4 0.0 2.0 4.0 6.0 8.0 2011 2012 2013 LTM 3/31/14 2.0 2.2 2.1 2.0 0.0 1.0 2.0 3.0 4.0 2011 2012 2013 LTM 3/31/14 1.6 1.7 1.9 1.9 0.0 1.0 2.0 3.0 2011 2012 2013 LTM 3/31/14 x % x x 7.9 16.4 (3) (3) 21.7(3) 12.7 (3)

Confidential Y G R OLUTIONS E N E S V. Summary of Terms and Transaction Timeline 34

Summary Terms – Senior Secured Credit Facilities

EnergySolutions

Borrower	Energy*Solutions*, LLC (the "Borrower")

Facilities

Facility	Amount	Tenor	Rate (bps)	LIBOR Floor	OID	Amortization
RC	$125MM	5.0 years	L+450	None	99.0	Non-amortizing
1st Lien TL	$700MM	7.0 years	L+425-450	1.00%	99.0 - 99.5	1% per annum

Call Protection	• RC: None • 1st Lien TL: 101 soft call for six months
Use of Proceeds	Refinance existing debt and pay fees and expenses associated with the transaction
Security	First lien in substantially all assets of the Borrower and Guarantors, including a pledge of all equity interests held by the Borrower and Guarantors (excludes Zion*Solutions*, LLC). In the event that, as of the closing date, the existing cash collateral supporting the Zion-related letter of credit has not been released to ECP then such cash collateral will be excluded from the liens in favor of the lenders.
Guarantors	Guaranteed by Energy*Solutions* Inc. and each existing and subsequently acquired or organized domestic subsidiary of the Borrower, other than Zion*Solutions*, LLC
Financial Covenants	• RC: Springing Total Net Leverage Ratio of 6.5x – Tested quarterly if the outstanding amount of loans under the Revolving Facility plus all outstanding letters of credit (other than up to $50 million letters of credit and cash collateralized letters of credit) exceeds an amount equal to 25% of the total commitments under the Revolver • 1st Lien TL: None
Mandatory Prepayments (1)	Mandatory prepayments required from proceeds of: • 100% of net cash proceeds of non-ordinary course asset sales (with reinvestment rights) • 100% of debt issuance proceeds (other than permitted debt) • 50% of excess cash flow with step-downs based on an agreed upon first lien net leverage test
Other Covenants	Standard and customary

Note
1. No portion of cash released to ECP in connection with the replacement of the Zion-related letter of credit will be required to be applied as a mandatory prepayment

Confidential

35

Confidential Y G R OLUTIONS E N E S Transaction Timeline 36 Date Key Event May 7 . Bank Meeting May 20 . Commitments due on Term Loan May 21 . Price and Allocate Credit Facilities May 27 . Close and Fund Holidays Event May 2014 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31

Confidential Y G R OLUTIONS E N E S VI. Appendix 37

Confidential Y G R OLUTIONS E N E S GAAP to Non-GAAP Reconciliation 38 LTM 2011 2012 2013 3/31/14 Net Income ($196) $4 ($55) ($145) Interest Expense $73 $71 $77 $79 Income Tax Expense (Benefit) ($37) $18 $8 $1 Depreciation Expense $22 $24 $16 $17 Impairment of Goodwill $174 – – $103 Amortization of Intangible Assets $26 $26 $26 $26 EBITDA $62 $143 $72 $81 Accretion Expense $32 $30 $27 $26 NDT Fund Earnings, Net ($54) ($59) $2 ($14) Equity-Based Compensation $10 $7 $25 $25 Restructuring and Other Non-Recurring Charges $95 $14 $38 $42 Adjusted EBITDA $146 $135 $163 $160 Reconciliation of Net Income (Loss) Attributable to EnergySolutions to Adj. EBITDA ($MM)

Legal Structure


Rockwell Holdco, Inc.
Energy*Solutions*, Inc.
Energy*Solutions*, LLC
Subsidiary Guarantors
Zion*Solutions*, LLC and Other SPE's Non-subsidiary Guarantors
Foreign Subsidiaries < 65% Equity Pledge
Legend
ECP Sponsor
Guarantors
Borrower
Non-Guarantors

39

Confidential

Confidential Y G R OLUTIONS E N E S Energy Capital Partners Overview Fossil Generation Midstream Gas Renewable Generation Environmental Services 40 Energy Services . Leading private equity firm focused on investing in North America's energy infrastructure having raised over $13Bn in capital commitments . Amongst the largest private owners and investors in power generation, midstream gas/oil, environmental infrastructure, and related business/assets . EnergySolutions’ investment thesis - Unique asset base with high barriers to entry - Increase in nuclear shutdowns and decommissioning projects - Long-term relationships/contracts - Differentiated capabilities and technologies - Strong management team